Vanguard Funds

Supplement to the Prospectus for Participants

Prospectus Text Changes

The following replaces similar text for the second bullet point under the heading “Frequent Trading or Market-Timing” in the More on the Fund(s) section:

• Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) generally prohibits, except as otherwise noted in the Investing With Vanguard section, a participant from exchanging into a fund account for 30 calendar days after the participant has exchanged out of that fund account.

The following replaces similar text in the Investing With Vanguard section:

Frequent-Trading Limitations

The exchange privilege (your ability to purchase shares of a fund using the proceeds from the simultaneous redemption of shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can disrupt the management of the Vanguard funds and increase their transaction costs, Vanguard places certain limits on the exchange privilege.

If you are exchanging out of any Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund), you must wait 30 calendar days before exchanging back into the fund. This policy applies regardless of the dollar amount. Please note that the 30-day clock restarts after every exchange out of the fund.

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Vanguard Marketing Corporation, Distributor.

PSI FTQ 072016